                                                                    EXHIBIT 99.2

                            The New First Security

                            The West's High Growth
                          Financial Services Company

                                 June 7, 1999


               [MAP OF THE STATES OF WASHINGTON, OREGON, IDAHO,
                 CALIFORNIA, NEVADA, UTAH, WYOMING, COLORADO,
                     ARIZONA AND NEW MEXICO APPEARS HERE]


                                            [LOGO OF FIRST SECURITY CORPORATION]

Transaction Background
==============================================================================

 . First Security
  - The nation's oldest multi-state bank holding company, founded in 1928
  - Banking operations in seven states
  - Leading market share in Utah and Idaho


 . Zions
  - Lead bank founded in 1873
  - Banking operations in eight states
  - Ranked #1 in total shareholder return for U.S. banks over the last ten years (a)

 . The new First Security will be:
  - Headquartered in Salt Lake City
  - Second largest commercial bank headquartered in the West
  - Uniquely positioned in growth markets


(a) Source: Fortune

The New First Security is a Leader in the West
===============================================================================

---------------------------------------------------
            Top Western Commercial Banks
---------------------------------------------------

                                                        [MAP APPEARS HERE OF 10 WESTERN
                          Western       % of Total       STATES DEPICTING IN WHICH STATES
Institution             Deposits (a)     Deposits        ONLY ZIONS HAS DEPOSITS (ARIZONA,
---------------------------------------------------      COLORADO AND WASHINGTON), IN WHICH
                                                         STATES ONLY FIRST SECURITY HAS DEPOSITS
1. Bank of America      $122.8 bn            36%         (OREGON, WYOMING AND NEW MEXICO)
2. Wells Fargo            86.3               67          AND IN WHICH STATES BOTH ZIONS AND
3. U.S. Bancorp           30.1               61          FIRST SECURITY HAVE DEPOSITS (IDAHO,
---------------------------------------------------      CALIFORNIA, NEVADA AND UTAH). THE
4. New First Security(c)  24.4              100          MAP ALSO DEPICTS THE RANK (b) OF THE NEW
---------------------------------------------------      FIRST SECURITY IN SUCH STATES AS FOLLOWS:
5. UnionBanCal            21.0              100          WASHINGTON (NO RANK), OREGON (#7),
6. Bank One               15.6               12          IDAHO (#1), CALIFORNIA (#4), NEVADA (#3),
7. KeyCorp                 9.1               23          UTAH (#1), WYOMING (#8),
                                                         COLORADO (#5), ARIZONA (#4)
                                                         AND NEW MEXICO (#3)]

Source:  SNL Data Source. Deposit data as of 6/30/1998.
(a) Includes deposits in states shown and Montana.
(b) Represents deposit rank among commercial banks in state.
(c) Adjusted to exclude $1.5 billion deposit sale. Data pro forma for all recent acquisitions.

The New FSCO is in the Fastest Growing Markets (a)
================================================================================

  [CHART APPEARS HERE WITH A HORIZONTAL AXIS LABELED "50 YEAR HISTORICAL GROWTH AVERAGE PER YEAR" AND A VERTICAL AXIS LABELED "12 MONTHS GROWTH (1997-1998)"; STATES APPEARS ON THE CHART AS DIAMONDS IF THEY ARE NOT SERVED BY THE NEW FIRST SECURITY AND AS SUNS IF THEY ARE SERVED BY THE NEW FIRST SECURITY]

                              [HORIZONTAL        [VERTICAL
                                AXIS               AXIS
                             COORDINATES]      COORDINATES]
AK                               2.9               2.09
AR                               4.5               1.52
AL                               2.2               1.23
AZ                               5.4               4.21
CA                                 3               2.59
CO                               3.7               3.24
CT                               1.7               1.22
DE                               2.5               3.19
FL                               4.8               3.47
GA                               3.2               2.56
IA                               1.9               2.27
ID                               2.9               2.04
IL                               1.3               1.35
IN                               2.1               0.42
KS                               2.3                2.4
KY                               2.6               1.67
LA                               2.5               1.24
MA                               1.2               1.81
ME                               1.6               1.78
MD                               2.5               2.07
MI                               1.3               1.51
MN                               2.4               1.99
MS                               2.8                1.1
MO                                 2               1.33
MT                               1.9               1.22
NC                               3.1               1.72
ND                               2.5               0.41
NE                               2.2               1.75
NH                               2.4               0.37
NJ                               1.8               1.75
NM                               3.9               1.71
NV                               5.5               4.86
NY                               0.9               1.73
OH                               1.6               1.17
OK                               2.4                2.9
OR                               2.6               2.17
PA                               0.9               0.77
RI                               0.9               0.64
SC                               2.9               4.08
SD                               2.5               1.77
TN                               2.7               1.46
TX                               3.3               2.58
UT                               3.4               2.09
VA                                 3               2.34
VT                               2.2               1.31
WA                               2.7               3.11
WI                               2.1                1.6
WV                               0.8               1.56
WY                               2.3               2.15

(a) Employment growth.

Uniquely Positioned Western Franchise
================================================================================

 . Transaction deepens penetration of highest growth markets in the nation

 . Complementary footprint throughout the West

 . Regionally, locally-managed alternative to mega-banks

 . Greater scale to seize growth opportunities

BUSINESS STRATEGY
--------------------------------------------------------------------------------


Lending                                 .  Small Business / SBA

                                        .  Corporate / Real Estate

                                        .  Mortgage Banking

                                        .  Consumer Lending

                                        .  Farmer Mac


Trust / Asset Management:               .  Mutual Funds

                                        .  Trust Offices


Capital Markets:                        .  Municipal Finance / Advisory

                                        .  Van Kasper


On-Line Business:                       .  Digital Signature Trust

                                        .  Home Banking Customers

                                        .  On-Line Bond Trading

Compelling Financial Opportunity
================================================================================

 . Significant Financial Benefits
  - Immediately accretive without cost saves or revenue enhancements
  - Significant cost savings
  - 2000E EPS accretion of 10%
  - 2001E EPS accretion of 14%

 . Low Execution Risk
  - Substantial integration experience
  - $108 million of pre-tax cost takeouts; only 8% of combined total
  - Established relationships among Board and Management team
  - Manageable deposit and loan divestitures in Utah
  - Y2K Compliant in 2Q 1999

Transaction Summary
================================================================================

 . Structure                . Pooling-of-interests
                           . Tax-free exchange

 . Terms                    . Fixed exchange of 0.442 new First Security shares
                             for each First Security share
                           . No collar or walkaway

 . Implied Price            . $28.90 per First Security share
                           . $5.9 billion aggregate value

 . Dividend                 . $1.16 per share (Zions dividend to be raised
                             immediately)

 . Cross Options            . Customary cross-option agreements

Transaction Summary
================================================================================

 .  Cost Savings           .  $108 million pre-tax; 8% of combined current
                             operating expenses
                          .  Full phase-in in 2001 (50% in 2000)

 .  Merger Charge          .  $210 million (pre-tax)

 .  Diligence              .  Completed

 .  Expected Close         .  Fourth quarter 1999

 .  Divestitures           .  Approximately $1.5 billion in deposits and
                             associated loans

 .  Approvals Required     .  Regulatory
                          .  Zions shareholders
                          .  First Security shareholders

The New First Security
================================================================================

 . Name                   First Security Corporation

 . Headquarters           Salt Lake City

 . Management
  - Spencer Eccles       Chairman
                         CO-CEO (until April 2002)

  - Harris Simmons       CO-CEO, President and COO

  - Dale Gibbons         CFO

 . Board                  11 Zions
                         11 First Security

Senior Management Team
================================================================================

 . Board Reports:

             . Spencer Eccles            Chairman and CO-CEO
             . Harris Simmons            CO-CEO, President and COO

 . Senior management team reports directly to Harris Simmons
 . Management team comprised of leaders from both companies

Interests Aligned with Shareholders
================================================================================
 . Focused on growth and shareholder returns

 . Directors and Executive Officers will own 11% of new Company

 . Long-term incentive plan driven by EPS growth

 . Implementation of shareholder value-added compensation plan throughout company

Transaction Pricing
================================================================================

                                                            Transaction Multiple
                              Transaction        Zions        As a % of Zions
Price as a multiple of         Multiples       Multiples          Multiple
--------------------------------------------------------------------------------
1999E EPS                         20.2x            24.2x             84%

2000E EPS                         18.4             21.0              88

2000E EPS - Adjusted (a)          15.7             21.0              75

Tangible Book Value                4.1              6.3              66

--------------------------------------------------------------------------------
(a) Includes fully phased-in projected cost savings and other transaction adjustments.

Pro Forma Income Statement
================================================================================


 (Dollars in Millions)                     2000E     2001E
-------------------------------------------------------------
 Projected ZION Net Income                $  268    $  307
 Projected FSCO Net Income                   318       351
 Cost Savings (a)                             35        70
 Transaction Adjustments                     (14)      (l3)
                                           -----     -----
 Projected Net Income                     $  607    $  715
 Projected Diluted Shares (millions)       176.8     176.8
-------------------------------------------------------------
 Stand Alone ZION EPS                     $ 3.11    $ 3.56
 Pro Forma EPS                              3.43      4.04
 Accretion                                    10%       14%
-------------------------------------------------------------

Note: Earnings estimates based on IBES median estimates.
(a) Synergies phased in 50% in 2000 and 100% in 2001.

Sources of Cost Savings
================================================================================

 . Data processing/operations consolidation

 . Centralization of administrative functions

 . Delivery system optimization

  - Branch rationalization

  - Integration of alternative delivery channels

Elements of Cost Savings
================================================================================


(Dollars in Millions)           Total
---------------------------------------
Data Processing/Operations       $ 65
Administrative Functions           25
Delivery System (branches)         18
                                 ----
  Annual Savings                 $108
                                 ====
---------------------------------------

Summary of One-Time
Merger Charge
================================================================================


(Dollars in Millions)            Total
-----------------------------------------
Employee Related                 $ 65

Operations and Technology          60

Branch Consolidation               45

Transaction Costs                  40
                                 ----
  Total                          $210
                                 ====
-----------------------------------------

Combined Performance Ratios
================================================================================

                                        For the Quarter Ended March 31, 1999
                                     -------------------------------------------
                                       ZION        First Security  Pro Forma (a)
--------------------------------------------------------------------------------
ROAE                                   19.0%            16.7%        20.3%
Cash ROAE                              27.5             21.0         26.9
Net Interest Margin                     4.4              3.9          4.1
Cash Efficiency Ratio                  61.9             61.7         57.0
Fee Income Ratio                       27.5             42.7         36.0
-------------------------------------------------------------------------------

Note: Data not pro forma for recent acquisitions.
(a) Analysis includes transaction adjustments.

Strong Top-Line Growth
Revenue/Share
================================================================================

                          Combined Company 15.4% CAGR
                            Industry 6.5% CAGR (a)

                           [BAR CHART APPEARS HERE]

     1994            1995            1996            1997            1998
--------------  --------------  --------------  --------------  --------------
 Zion    FSCO    Zion    FSCO    Zion    FSCO    Zion    FSCO    Zion    FSCO
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 $4.98   $3.95   $5.64   $4.40   $6.53   $4.79   $7.92   $5.39   $9.81   $6.28

(a) Source: Goldman, Sachs & Co. research.

Extraordinary EPS Growth
================================================================================

                           [BAR CHART APPEARS HERE]

                                 1995A       1996A       1997A       1998A
                                 -----       -----       -----       -----
 . Zions Stand Alone EPS........  $1.36       $1.66       $1.84       $2.27

* 18.6% CAGR

                                 1999E         2000E         2001E
                                 -----         -----         -----
 . Zions Stand Alone EPS........  $2.70         $3.11         $3.56
 . Pro Forma EPS................                $3.43         $4.04

  Post-Deal: 22.3% CAGR
  Pre-Deal: 14.8% CAGR


Note: Earnings estimates per IBES median estimates. Data exclude non-recurring charges.

Forward-Looking Statements
================================================================================

This presentation contains statements regarding the projected performance of First Security Corporation and Zions Bancorporation assuming the merger of these companies. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results or achievements may differ materially from the projections provided in this presentation since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the timing of closing of the proposed merger being delayed; unanticipated conditions in regulatory orders; expected cost savings from the merger not being fully realized or realized within the expected time frame; competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally in areas in which First Security Corporation and Zions Bancorporation conduct their operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; the cost and effort required to integrate the companies being more difficult than expected; legislation or regulatory changes which adversely affect the ability of the combined company to conduct the business in which the combined company would be engaged; and the impact of the transition to the year 2000 on the operations of First Security Corporation, Zions Bancorporation or the combined company. First Security Corporation and Zions Bancorporation disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

                                   Appendix

================================================================================

Deposit Composition
================================================================================

                                                        At March 31, 1999
                                       ---------------------------------------------------
                                            Zions        First Security       Pro Forma
                                       ---------------   ---------------   ---------------
                                                 % of              % of              % of
(Dollars in Millions)                  Balance   Total   Balance   Total   Balance   Total
------------------------------------------------------------------------------------------
Non-interest Bearing                   $ 3,071     23%   $ 2,490     20%   $ 5,561     22%

Interest Bearing:
  Savings, Money Market & NOW          $ 6,619     50%     5,048     40%   $11,667     45%
    Time Deposits less than $100K        2,049     16      3,584     29      5,633     22
    Time Deposits greater than $100K     1,312     10      1,151      9      2,463     10
  Foreign Deposits                         154      1        300      2        454      2

  Total Interest Bearing               $10,134     77%   $10,084     80%   $20,218     78%
                                       -------           -------           -------
Total Deposits                         $13,205           $12,574           $25,779
                                       =======           =======           =======

Note: Data not pro forma for recent acquisitions.

Loan Composition (a)
================================================================================

                                                At March 31, 1999
                               -------------------------------------------------
                                    Zions        First Security     Pro Forma
                               ---------------   --------------   --------------
(Dollars in Millions)           Amount      %    Amount      %    Amount      %
--------------------------------------------------------------------------------
Commercial                      $ 2,742    25%   $3,133     24%   $ 5,875    24%
Real Estate                       7,158    65     5,509     42     12,667    53
Consumer                            521     5     3,143     24      3,664    15
Leases                              208     2     1,376     10      1,584     7
Other                               321     3        --     --        321     1
                                -------         -------           -------
  Total                         $10,950         $13,161           $24,111
--------------------------------------------------------------------------------

Note: Data not pro forma for recent acquisitions.
(a) Before reserve for loan losses.

Superior Credit Quality
================================================================================


                                      At or for the Quarter Ended March 31, 1999
                                      ------------------------------------------
(Dollars in Millions)                    Zions      First Security    Combined
--------------------------------------------------------------------------------
Nonperforming Loans                         $75             $49           $124
Nonperforming Assets + 90 (a)               108              79            187
Loan Loss Reserve                           199             173            372

NPLs / Loans                               0.69%           0.37%          0.52%
NPAs / Assets                              0.63            0.36           0.48
NCOs / Avg. Loans (b)                      0.41            0.50           0.46
Reserves / Loans                           1.82            1.32           1.56
Reserves / NPLs                             265             354            300
--------------------------------------------------------------------------------

Note: Data not pro forma for recent acquisitions.
(a) Includes accruing loans past due 90 days or more.
(b) Annualized.

Leading Position in
Key Western Markets/States
================================================================================

                                Total     Market               State     % of
(Dollars in Billions)         Deposits     Share    Branches   Rank    Franchise
--------------------------------------------------------------------------------
Utah(a)                         $ 6.9      40.2%        268     1        28.2%
California                        6.3       1.5         108     4        25.7
Idaho                             3.2      31.8         110     1        13.1
Nevada                            2.8      18.2          80     3        11.4
Colorado                          1.6       3.8          49     5         6.5
New Mexico                        1.6      11.5          48     3         6.5
Arizona                           1.2       3.0          39     4         4.9
Oregon                            0.5       1.7          15     7         2.0
Washington                        0.2       0.4           1    NM         0.8
Wyoming                           0.2       2.2           8     8         0.8
                                -----                   ---             -----
Total                           $24.4                   726             100.0%
-------------------------------------------------------------------------------
Western Rank                                                   #4
-------------------------------------------------------------------------------

Source: SNL Data Source. Deposit data as of 6/30/1998.
Note: Data pro forma for all recent acquisitions.
(a) Adjusted to exclude $1.5 billion deposit sale.

                          Sumitomo Acquisition Update
--------------------------------------------------------------------------------

 .   Announced on 3/26/1998

 .   Closed on 10/1/1998


                           Projected                     Actual to Date
--------------------------------------------------------------------------------
Deposit                   32% Run-off                      2% Increase
                                                       (10% Increase DDAs)

Cost Savings            20% in One Year                      Achieved

NPAs             Increased after thorough review     Reduction of 20% in 2Q1999
--------------------------------------------------------------------------------

(a) Announced cost savings based on a percentage of target's non-interest expenses.
(b) As a % of Zions non-interest expense. Represents 8% of combined non-interest expenses.

Historical Premium Analysis
================================================================================

       [GRAPH APPEARS HERE WITH A VERTICAL AXIS LABELED "% PREMIUM" AND
       A HORIZONTAL AXIS LABELED "DAILY FROM 6/4/1998 TO 6/4/1999"; GRAPH INCLUDES A HORIZONTAL LINE THAT INTERSECTS THE VERTICAL AXIS AT 55% AND THE WORDS "55% PREMIUM 6/4/1999"]


[HORIZONTAL AXIS      [VERTICAL AXIS
  COORDINATES]         COORDINATES]
    6/05/1998              -8.58%
    6/08/1998              -6.91%
    6/09/1998              -4.60%
    6/10/1998              -6.09%
    6/11/1998               0.92%
    6/12/1998              -3.72%
    6/15/1998              -3.11%
    6/16/1998              -0.99%
    6/17/1998              -0.49%
    6/18/1998               4.93%
    6/19/1998               5.29%
    6/22/1998               7.03%
    6/23/1998               9.58%
    6/24/1998               4.86%
    6/25/1998               3.76%
    6/26/1998               6.28%
    6/29/1998               5.73%
    6/30/1998               9.69%
    7/01/1998               3.86%
    7/02/1998               0.86%
    7/03/1998               0.86%
    7/06/1998              -0.31%
    7/07/1998               3.09%
    7/08/1998               0.09%
    7/09/1998               2.06%
    7/10/1998               1.45%
    7/13/1998               0.20%
    7/14/1998               0.37%
    7/15/1998               3.67%
    7/16/1998               8.36%
    7/17/1998               6.55%
    7/20/1998               5.31%
    7/21/1998               5.79%
    7/22/1998               2.85%
    7/23/1998               1.65%
    7/24/1998              -0.98%
    7/27/1998              -1.53%
    7/28/1998              -0.36%
    7/29/1998               0.30%
    7/30/1998               2.13%
    7/31/1998              -1.41%
    8/03/1998              -0.03%
    8/04/1998               6.90%
    8/05/1998               4.15%
    8/06/1998               4.40%
    8/07/1998               0.36%
    8/10/1998               2.56%
    8/11/1998               2.86%
    8/12/1998               7.54%
    8/13/1998               2.21%
    8/14/1998               1.85%
    8/17/1998               0.07%
    8/18/1998               0.53%
    8/19/1998               1.58%
    8/20/1998               2.90%
    8/21/1998               0.36%
    8/24/1998               0.76%
    8/25/1998               1.11%
    8/26/1998              -1.02%
    8/27/1998              -3.00%
    8/28/1998              -4.03%
    8/31/1998               9.43%
    9/01/1998              -0.85%
    9/02/1998               8.71%
    9/03/1998               8.11%
    9/04/1998               8.21%
    9/07/1998               8.21%
    9/08/1998               9.43%
    9/09/1998              11.88%
    9/10/1998               7.75%
    9/11/1998              11.65%
    9/14/1998               5.62%
    9/15/1998               3.04%
    9/16/1998               5.79%
    9/17/1998               1.57%
    9/18/1998               8.52%
    9/21/1998               3.90%
    9/22/1998               1.23%
    9/23/1998               2.39%
    9/24/1998               5.65%
    9/25/1998               9.75%
    9/28/1998              10.06%
    9/29/1998               8.95%
    9/30/1998               7.70%
    0/01/1998               8.27%
    0/02/1998              10.26%
    0/05/1998               8.71%
    0/06/1998               8.90%
    0/07/1998               5.57%
    0/08/1998               7.24%
    0/09/1998               6.42%
    0/12/1998              10.50%
    0/13/1998              11.06%
    0/14/1998              11.83%
    0/15/1998               6.38%
    0/16/1998              12.07%
    0/19/1998              14.36%
    0/20/1998              16.46%
    0/21/1998              16.22%
    0/22/1998              13.56%
    0/23/1998              16.32%
    0/26/1998              18.01%
    0/27/1998              19.31%
    0/28/1998              16.64%
    0/29/1998              15.54%
    0/30/1998              14.76%
    1/02/1998              11.96%
    1/03/1998              11.23%
    1/04/1998              10.11%
    1/05/1998              11.99%
    1/06/1998              10.75%
    1/09/1998              10.24%
    1/10/1998               9.46%
    1/11/1998              11.50%
    1/12/1998              11.04%
    1/13/1998               8.84%
    1/16/1998              10.50%
    1/17/1998               9.22%
    1/18/1998               7.00%
    1/19/1998               5.15%
    1/20/1998               6.31%
    1/23/1998               7.96%
    1/24/1998               7.31%
    1/25/1998               8.57%
    1/26/1998               8.57%
    1/27/1998               7.21%
    1/30/1998              10.91%
    2/01/1998              10.23%
    2/02/1998              11.03%
    2/03/1998              11.48%
    2/04/1998              12.57%
    2/07/1998              14.03%
    2/08/1998              13.45%
    2/09/1998              13.58%
    2/10/1998              12.84%
    2/11/1998              12.65%
    2/14/1998              14.71%
    2/15/1998              12.19%
    2/16/1998              12.46%
    2/17/1998               9.50%
    2/18/1998              13.48%
    2/21/1998              10.75%
    2/22/1998               9.69%
    2/23/1998              13.83%
    2/24/1998              12.83%
    2/25/1998              12.83%
    2/28/1998              20.90%
    2/29/1998              20.72%
    2/30/1998              19.87%
    2/31/1998              17.95%
    1/01/1999              17.95%
    1/04/1999              11.95%
    1/05/1999              13.09%
    1/06/1999              14.11%
    1/07/1999              16.09%
    1/08/1999              16.33%
    1/11/1999              13.17%
    1/12/1999              13.88%
    1/13/1999              12.98%
    1/14/1999              13.23%
    1/l5/1999              12.56%
    1/18/1999              12.56%
    1/19/1999              14.94%
    1/20/1999              17.95%
    1/21/1999              22.62%
    1/22/1999              21.88%
    1/25/1999              25.08%
    1/26/1999              27.12%
    1/27/1999              23.81%
    1/28/1999              25.89%
    1/29/1999              25.82%
    2/01/1999              33.02%
    2/02/1999              37.82%
    2/03/1999              35.83%
    2/04/1999              37.73%
    2/05/1999              39.37%
    2/08/1999              38.15%
    2/09/1999              42.13%
    2/10/1999              40.21%
    2/11/1999              38.50%
    2/12/1999              45.34%
    2/15/1999              45.34%
    2/16/1999              42.89%
    2/17/1999              46.05%
    2/18/1999              44.79%
    2/19/1999              43.98%
    2/22/1999              43.14%
    2/23/1999              44.23%
    2/24/1999              48.67%
    2/25/1999              49.92%
    2/26/1999              52.39%
    3/01/1999              53.66%
    3/02/1999              51.21%
    3/03/1999              51.46%
    3/04/1999              54.55%
    3/05/1999              54.92%
    3/08/1999              56.97%
    3/09/1999              56.33%
    3/10/1999              55.86%
    3/11/1999              55.02%
    3/12/1999              53.26%
    3/15/1999              53.92%
    3/16/1999              56.64%
    3/17/1999              59.74%
    3/18/1999              63.87%
    3/19/1999              61.46%
    3/22/1999              63.60%
    3/23/1999              60.69%
    3/24/1999              60.57%
    3/25/1999              63.45%
    3/26/1999              65.13%
    3/29/1999              61.74%
    3/30/1999              66.61%
    3/31/1999              52.20%
    4/01/1999              57.72%
    4/02/1999              57.72%
    4/05/1999              63.12%
    4/06/1999              56.12%
    4/07/1999              61.14%
    4/08/1999              64.56%
    4/09/1999              66.02%
    4/12/1999              60.97%
    4/13/1999              57.68%
    4/14/1999              60.55%
    4/15/1999              58.37%
    4/16/1999              60.25%
    4/19/1999              64.98%
    4/20/1999              63.37%
    4/21/1999              73.93%
    4/22/1999              62.21%
    4/23/1999              62.41%
    4/26/1999              64.09%
    4/27/1999              64.47%
    4/28/1999              57.53%
    4/29/1999              55.56%
    4/30/1999              55.14%
    5/03/l999              52.25%
    5/04/1999              47.83%
    5/05/1999              48.58%
    5/06/1999              43.74%
    5/07/1999              48.10%
    5/10/1999              49.44%
    5/11/1999              50.18%
    5/12/1999              48.90%
    5/13/1999              50.08%
    5/14/1999              48.51%
    5/17/1999              46.44%
    5/18/1999              47.14%
    5/19/1999              46.65%
    5/20/1999              46.36%
    5/21/1999              43.18%
    5/24/1999              46.74%
    5/25/1999              43.91%
    5/26/1999              46.59%
    5/27/1999              48.74%
    5/28/1999              48.79%
    5/31/1999              48.79%
    6/01/1999              52.44%
    6/02/1999              53.39%
    6/03/1999              54.37%
    6/04/1999              55.14%

                              ____% Deal Premium

Note: Assumes exchange ratio of 0.442.

                                      27